American Century Investment Trust Prospectus Supplement
High-Yield Fund
Supplement dated October 2, 2017 ■ Prospectus dated July 28, 2017

The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee	0.84%	0.74%	0.64%	0.84%	0.84%	0.84%	0.64%	0.59%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	0.75%	0.65%	1.10%	1.85%	1.35%	0.65%	0.60%
Fee Waiver[3]	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expense After Waiver	0.78%	0.68%	0.58%	1.03%	1.78%	1.28%	0.58%	0.53%

[3]
The advisor has agreed to waive 0.07 percentage points of the fund’s management fee. The advisor expects this waiver to continue until October 1, 2018 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The following replaces the Example section on page 2 of the prospectus.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you  invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases of Investor, I or Y Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$80	$265	$465	$1,043
I Class	$70	$233	$411	$924
Y Class	$59	$201	$356	$804
A Class	$551	$778	$1,023	$1,724
C Class	$181	$576	$995	$2,161
R Class	$131	$421	$733	$1,617
R5 Class	$59	$201	$356	$804
R6 Class	$54	$185	$328	$744

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-93322 1710